Annual
Report

May 31, 1998

Franklin's AGE High Income Fund

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


CONTENTS

Shareholder Letter........................................        1
Manager's Discussion......................................        3
Performance Summary
 Class I..................................................        8
 Class II.................................................       12
 Advisor Class............................................       16
Bond Ratings..............................................       20
Financial Highlights &
Statement of Investments..................................       23
Financial Statements......................................       34
Notes to
Financial Statements......................................       37
Independent
Auditor's Report..........................................       42


SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin's AGE High Income Fund's annual report for the period ended May 31, 1998.

The U.S. economy remained strong over the fund's reporting period as measured by 1998's first quarter, annualized Gross Domestic Product gain of 5.4%. Investors' favorable reaction to first quarter corporate earnings pushed stock prices generally higher in the month of May. Although overall corporate earnings increases were lower than in recent quarters, they generally exceeded expectations.

The reporting period closed with President Clinton's prediction of a $39 billion federal budget surplus for the government's fiscal year-end on September 30, 1998. This would be the first annual surplus since the government finished $3.2 billion ahead in 1969. During the fund's fiscal year, economic growth benefited employment without triggering significant inflation. April's figure of 4.3% marked a 28-year low in the nation's unemployment rate; in May, commodity prices fell to their lowest levels since the early 1990s.

Over the year interest rates declined. However, for the first quarter of 1998, the combination of a strong economy and low inflation kept interest rates in a narrow range. The healthy economy prevented significant rate decline, while low inflation prevented rates from rising. The yield for the 30-year U.S. Treasury bond stood at 5.81% on May 31, 1998, compared with 6.92% a year earlier.

High yield, lower-rated bonds, the primary type of security in which the fund invests, are driven as much by the finances of the underlying companies as by interest rate movements. Thus, their performance falls somewhere between that of stocks and that of high-grade corporate bonds.# Not only do high yield, lower-rated securities generally offer premium returns compared with other income securities, they also tend to fare well against U.S. Treasury and municipal bonds.1 In strong years, such as 1993 and 1995, they matched or exceeded the returns of the other sectors; whereas, in weak bond market years, such as 1994, they held their own. Franklin's AGE High Income Fund's research department emphasizes stringent, fundamental analysis, preceding each purchase, in an effort to ensure that investors will receive superior returns on investment, while attempting to reduce the credit and interest rate risk associated with these securities.

We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own. High yield bonds continue to be an attractive investment for diversifying a heavily weighted stock portfolio for those who are willing to accept the risks associated with these securities. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Rupert H. Johnson, Jr.
President
Franklin's AGE High Income Fund

1. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. Investment return and share price of Franklin's AGE High Income Fund fluctuate with market conditions.

"Franklin's AGE High Income Fund's research department emphasizes stringent, fundamental analysis ... ."

MANAGERS' DISCUSSION


Your Fund's Objective: Franklin's AGE High Income Fund seeks to provide investors with high, current income, with a secondary objective of principal appreciation. The fund invests in a diversified portfolio consisting primarily of high yield, lower-rated corporate bonds.

Overview
We are pleased to report that for the 12-month period ended May 31, 1998, Franklin's AGE High Income Fund produced a 12.32% cumulative total return to Class I shareholders, as discussed in the performance summary on page 8. The fund continued to outperform its benchmark index -- the unmanaged CS First Boston High Yield Index -- which returned 12.25% for the reporting period.

During the 12 months under review, high yield bonds performed well, thanks to favorable domestic economic conditions. The yield on the 30-year Treasury bond fell from 6.92% on May 31, 1997, to 5.81% on May 31, 1998. In addition, unemployment and inflation rates declined moderately, and the Dow Jones(R) Industrial Average* increased more than 1500 points, from 7331.04 on May 31, 1997, to 8899.95 on May 31, 1998. This increase in economic activity, combined with a decline in interest rates and benign inflation, positively impacted corporate profits, which in turn, benefited high yield corporate bonds.


*The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue chip stocks.


GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Portfolio Update

Wireless Communication
Rapid subscriber growth remained a central theme during the reporting period, as wireless companies sought to expand revenue bases in an increasingly competitive environment. In general, the growing number of new entrants in each product and geographical market lowered the price of service, as more companies competed for market share. However, price declines made service more affordable for the consumer, and subsequent increases in subscriber growth translated into a larger revenue pie overall. During the period under review, we focused on specific companies that we believed had superior business strategies, or which were relatively sheltered from competition. Our holdings in Paging Network, Inc. (Page Net), Nextel Communications and Sygnet Wireless, Inc., in particular, are representative of this focus, and stand out as solid performers over the reporting period. Nextel Communications, a leading wireless company, experienced excellent subscriber growth in the market's business-user segment. This area generally consists of higher-usage, higher-margin subscribers. Sygnet Wireless also went through a period of strong growth, primarily due to its ability to sustain pricing power as a leader in the comparatively less competitive rural cellular markets. And lastly, in the paging sector, PageNet contributed a healthy return, thanks largely to its ability to maintain its low cost structure and pricing power.


Media and Broadcasting
In general, media and broadcasting companies benefited from a strong economy and a healthy advertising environment during the reporting period. Consolidation in both industries continued, manifested by increased merger activity, which created larger, more diversified corporations. Consequently, we focused on companies that we believed would benefit from consolidation trends. In the broadcasting sector, the addition of LIN Television Corp., a large television company with an aggressive consolidation strategy, contributed to the fund's performance.


Gaming & Leisure
Consolidation was also a major theme in the gaming and leisure industries. One such example among our holdings is Premier Parks, Inc., the largest regional theme park operator in the U.S. Premier Parks has been successful in realizing operating synergies from its acquisition of Six Flags Theme Parks. Their use of the Six Flags brand name should help the company, moving forward.


Cable Television
Over the reporting period, domestic cable companies posted solid results, due to rate increases, growth in the overall subscriber base and expansion of service areas and offered services. The fund profited from the purchases of NTL, Inc. and Telewest Plc., two of the British cable industry's larger consolidators. Longer-term, the companies that increase market penetration through successful merger and acquisition strategies should offer attractive opportunities.


Telecommunications
After a period of uncertainty regarding the impact of deregulation, the regulatory environment in the domestic telecommunications industry is becoming more defined. Deregulatory change in the wake of the 1996 Telecommunications Act is accelerating as barriers to entry in domestic markets fall. In these circumstances, we focused on companies that we believe are poised to take advantage of increased competition. So far, new entrants to the market, mainly represented by the competitive local exchange carriers (CLECs), have shown significant progress in capturing market share from the larger incumbent providers, such as the regional bell operating companies (RBOCs). This is demonstrated by the CLECs' strong subscriber growth and service area expansion.

In addition to increased competition during the reporting period, Internet usage growth drove business and residential customers' demand for data transmission services. This positively impacted several of the fund's holdings, particularly our positions in IntelCom Group, Inc. and Intermedia Communications.


Top Five Issues on 5/31/98

Company % of Total

(INDUSTRY)Net Assets

Nextel Communications, Inc.                                             1.53%
(WIRELESS COMMUNICATION)
Nextel is transforming itself from a radio dispatch company to a major cellular phone company. Nextel service areas are expected to cover 85% of the U.S. population by 1998.
 The company also has licenses in Canada, Asia and Latin America.

CSC Holdings Inc.                                                       1.50%
(CABLE TELEVISION)
Cablevision Systems is the nation's sixth largest
 cable television provider, with about 3.3 million subscribers.
Through subsidiary Rainbow Media Holdings,
 Cablevision owns cable channels, regional SportsChannels and 90% of Madison Square Garden, which includes the New York Knicks basketball team and the New York Rangers hockey team.

Nextlink Communications, Inc.                                           1.27%
(TELECOMMUNICATIONS)
Nextlink Communications is a
competitive local-exchange carrier that offers
 switched local and long-distance services, primarily to small and medium-sized businesses. Nextlink uses its own fiber-optic networks to provide services in 26 markets in eight states, includ-ing California, Illinois, Nevada,
Pennsylvania and Tennessee.

Anchor Glass Container Corp.                                            1.20%
(CONTAINERS/PACKAGING)
Anchor Glass is the third largest manufacturer of glass containers for consumer products in the U.S. Anchor
 Glass is a subsidiary of Canadian glass
 manufacturer Consumers Packaging, Inc.

Allied Waste Industries, Inc./                                          1.16%
Allied Waste North America, Inc.
(INDUSTRIAL)
Allied Waste is a non-hazardous solid waste management company.
 The company conducts operations in 18 states located in the Midwest, Northeast, Southeast and Southwest United States. Allied Waste
provides its services through a network of 81 collection companies, 43 transfer stations, 56 landfills and 21 recycling facilities.

Health Care
During the reporting period, strong demographic trends benefited the health care industry, as an aging "baby boomer" population sustained its demand for increased health care services. Technology advances also contributed to higher health care expenditures, which continue to rise in a long-term growth trend. In the long-term care sector, the consolidation trend characterized the period, resulting in strong top-line growth as well as margin growth for many companies in this expanding market segment. Additionally, strong asset values encouraged many health care companies to improve their balance sheets by selling assets to reduce debt. For example, one of the fund's holdings, Vencor, Inc., took advantage of its operating company's strong asset value by spinning it off into a real estate investment trust (REIT). As a result of this spin-off, Vencor tendered its senior subordinated notes at a premium, which led to a high total return on these notes for the fund.


Industrial
The fund's assets in the industrial sector performed well over the period, due to strong showings in individual securities such as Nortek, Inc. and Allied Waste Industries, Inc.. Strength in the building cycle, building products and HVAC (heating, ventilation and air conditioning) market benefited Nortek, a diversified building product manufacturer, as did the company's expansion of its distribution channels into do-it-yourself chains. In addition, Nortek benefited from the successful integration of Ply Gen and Nutone, two acquisitions made during the period. Allied Waste also experienced strong operating performance, augmented by its capable management team and sound acquisition strategy. During the reporting period, Allied Waste's purchase of Laidlaw's solid waste assets and its success in realizing operating efficiencies by integrating operations and spinning off non-core divisions contributed largely to its success.

Looking Forward
We hold a positive outlook for the high yield bond market, in general, and for Franklin's AGE High Income Fund, in particular. The domestic economy's growth remained strong over the first quarter of 1998 and recent economic data suggests moderate growth and benign inflation with relatively stable interest rates. The fact that the Federal Open-Market Committee left rates unchanged on its May 19 meeting is a positive sign, and we believe that rate stability is likely for the near term. If this environment persists, high-yield corporate bonds should remain attractive investments over the short to intermediate term.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of May 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

Christopher J. Molumphy


Senior Portfolio Manager
Franklin's AGE High Income Fund

PERFORMANCE SUMMARY


Class I

Franklin's AGE High Income Fund - Class I share price, as measured by net asset value, increased 8 cents, from $2.90 on May 31, 1997, to $2.98 on May 31, 1998. During the 12-month reporting period, shareholders received income distributions totaling 26.4 cents ($0.264) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of May's monthly per-share dividend of 2.2 cents ($0.022) and the maximum offering price of $3.11 on May 31, 1998, your fund's distribution rate was 8.49%.

Your fund posted a cumulative total return of +12.32% for the 12-month period ended May 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the sales charge.

The chart on page 10 compares your fund's Class I shares' performance with that of the unmanaged CS First Boston High Yield (FBHY) Index. The FBHY index includes over 1,400 high yield corporate securities rated split-BBB and lower by Standard & Poor's(R) bond rating service. Of course, such market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin's AGE High Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT
The historical performance data shown pertains only to the fund's Class I shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

*Includes the sales charge and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.
**Source: Standard & Poor's Micropal.

Class I
Periods ended 5/31/98

                                                              Since
                                                            Inception
                               1-Year    5-Year   10-Year  (12/31/69)
Cumulative Total Return1       12.32%    69.79%  174.87%  1,061.48%
Average Annual Total Return    27.50%    10.24%   10.16%      8.84%
Value of $10,000 Investment3 $10,750    $16,284  $26,316   $111,119
Distribution Rate4              8.49%
30-Day Standardized Yield5      7.99%


               5/31/94   5/31/95   5/31/96    5/31/97   5/31/98
One-Year
Total Return6   5.56%    13.34%    10.75%     14.09%    12.32%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the sales charge.
4. Distribution rate is based on an annualization of May's 2.2 cent per share monthly dividend and the maximum offering price of $3.11 on May 31, 1998.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998. The fund's high distribution rate and yield reflect the higher credit risk associated with certain lower-rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.
6. One-year total returns represent the change in value of an investment over the periods ended on the specified dates and do not include the sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price. Thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II

Franklin's AGE High Income Fund - Class II share price, as measured by net asset value, increased 8 cents, from $2.90 on May 31, 1997, to $2.98 on May 31, 1998. During the 12-month reporting period, shareholders received income distributions totaling 24.77 cents ($0.2477) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of May's monthly per-share dividend of 2.06 cents ($0.0206) and the maximum offering price of $3.01 on May 31, 1998, your fund's distribution rate was 8.21%.

Your fund posted a cumulative total return of +11.69% for the 12-month period ended May 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges.

The chart on page 14 compares your fund's Class II shares' performance with that of the unmanaged CS First Boston High Yield (FBHY) Index. The FBHY index includes over 1,400 high yield corporate securities rated split-BBB and lower by Standard & Poor's bond rating service. Of course, such market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the sales charges, all fund expenses and account fees. If operating expenses such as Franklin's AGE High Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The historical performance data shown pertains only to the fund's Class II shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

*Includes sales charges and represents the change in value of an investment over the period shown. The total value on 5/31/98 reflects the contingent deferred sales charge (CDSC), assuming the account is liquidated on that date. Purchasers who remain in the account for longer than 18 months will not be assessed the CDSC; thus total return may be higher. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.
**Source: Standard & Poor's Micropal. Class II Periods ended 5/31/98

                                      Since
                                    Inception
                                    1-Year   3-Year    (5/16/95)
Cumulative Total Return1            11.69%   39.42%     39.92%
Average Annual Total Return2         9.56%   11.31%     11.28%
Value of $10,000 Investment3       $10,956  $13,792    $13,842
Distribution Rate4                      8.21%
30-Day Standardized Yield5              7.72%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.
4. Distribution rate is based on an annualization of May's 2.06 cent per share monthly dividend and the maximum offering price of $3.01 on May 31, 1998.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998. The fund's high distribution rate and yield reflect the higher credit risk associated with certain lower-rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Advisor Class

Franklin's AGE High Income Fund - Advisor Class share price, as measured by net asset value, increased 8 cents, from $2.90 on May 31, 1997, to $2.98 on May 31, 1998. During the 12-month reporting period, shareholders received income distributions totaling 26.76 cents ($0.2676) per share. Distributions will vary based on the earnings of the fund's portolio, and past distributions are not predictive of future trends.

Based on an annualization of May's monthly per-share dividend of 2.23 cents ($0.0223) and the net asset value price of $2.98 on May 31, 1998, your fund's distribution rate was 8.98%.

For the 12-month period ended May 31, 1998, your fund posted a cumulative total return of +12.46%. Cumulative total return measures the change in value of an investment assuming reinvestment of all distributions.

The chart on page 18 compares your fund's Advisor Class shares' performance with that of the unmanaged CS First Boston High Yield (FBHY) Index. The FBHY index includes over 1,400 high yield corporate securities rated split-BBB and lower by Standard & Poor's bond rating service. Of course, such market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. If operating expenses such as Franklin's AGE High Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

The historical performance data shown pertains only to the fund's Advisor Class shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. Please see the prospectus for more details.

*Represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.
**Source:Standard &Poor's Micropal.


Advisor Class

Periods ended 5/31/98

                                                            Since
                                                           Inception
                               1-Year*   5-Year* 10-Year* (12/31/69)*
Cumulative Total Return1       12.46%    70.07%  175.31%  1,063.34%
Average Annual Total Return1   12.46%    11.20%   10.66%      9.02%
Value of $10,000 Investment2 $11,246   $17,007  $27,531   $116,334
Distribution Rate3             8.98%
30-Day Standardized Yield4     8.44%

               5/31/94   5/31/95   5/31/96    5/31/97   5/31/98
One-Year
Total Return*,5 5.56%    13.34%    10.75%     14.09%    12.46%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 16.88%.
1. Cumulative total return measures the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.
2. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated.
3. Distribution rate is based on an annualization of May's 2.23 cent per share monthly dividend and the net asset value price of $2.98 on May 31, 1998.
4. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1998. The fund's high distribution rate and yield reflect the higher credit risk associated with certain lower-rated securities in the fund's portfolio and, in some cases, the lower market prices for these instruments.
5. One-year total returns represent the change in value of an investment over the periods ended on the specified dates.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


BOND RATINGS
Moody's
Aaa: Best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While various protective elements may change, such changes are most unlikely to impair the fundamentally strong position of these issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Considered upper-medium-grade obligations that possess many favorable investment attributes. Security provisions are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be unreliable or lacking over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes these bonds.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Obligations which are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)
AAA: This is the highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only to a small degree.

A: Generally regarded as upper-medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas BBB-rated issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to weaken the capacity to pay principal and interest for these bonds than those rated A.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Highlights



                                                                            Class I
                                                       -----------------------------------------------------
                                                                       Year Ended May 31,
                                                       -----------------------------------------------------
                                                          1998       1997        1996        1995       1994
                                                       -----------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.............          $2.90      $2.79       $2.77       $2.70      $2.81
                                                       -----------------------------------------------------
Income from investment operations:
 Net investment income.........................            .26        .26         .25         .26        .27
 Net realized and unrealized gains (losses)....            .08        .11         .03         .07       (.11)
                                                       -----------------------------------------------------
Total from investment operations...............            .34        .37         .28         .33        .16
                                                       -----------------------------------------------------
Less distributions from net investment income..           (.26)      (.26)       (.26)       (.26)      (.27)
                                                       -----------------------------------------------------
Net asset value, end of year...................          $2.98      $2.90       $2.79       $2.77      $2.70
                                                       =====================================================
Total return**.................................          12.32%     14.09%      10.75%      13.34%      5.19%

Ratios/supplemental data
Net assets, end of year (000's)...............      $3,236,134 $2,638,914  $2,183,738  $1,908,853 $1,817,481
Ratios to average net assets:
 Expenses......................................            .70%       .71%        .70%        .66%       .59%
 Net investment income.........................           9.04%      9.31%       9.07%       9.71%      9.61%
Portfolio turnover rate........................          29.69%     20.01%      19.87%      28.56%     42.32%


**Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

                                                                                  Class II
                                                                 --------------------------------------------
                                                                             Year Ended May 31,
                                                                 --------------------------------------------
                                                                     1998       1997        1996       19951
                                                                 --------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year.........................         $2.90       $2.79       $2.77      $2.76
                                                                 --------------------------------------------
Income from investment operations:
 Net investment income.....................................           .25         .25         .25      --
 Net realized and unrealized gains.........................           .08         .11         .02        .01
                                                                 --------------------------------------------
Total from investment operations...........................           .33         .36         .27        .01
                                                                 --------------------------------------------
Less distributions from net investment income..............          (.25)       (.25)       (.25)     --
                                                                 --------------------------------------------
Net asset value, end of year...............................         $2.98       $2.90       $2.79      $2.77
                                                                 ============================================
Total return**.............................................         11.69%      13.41%      10.06%       .36%

Ratios/supplemental data
Net assets, end of year (000's)............................      $394,612    $151,073     $46,064       $713
Ratios to average net assets:
 Expenses..................................................          1.23%       1.25%       1.25%      1.14%*
 Net investment income.....................................          8.51%       8.75%       8.50%      6.91%*
Portfolio turnover rate....................................         29.69%      20.01%      19.87%     28.56%

*Annualized.
**Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. 1For the period May 16, 1995 (effective date) to May 31, 1995.

                                                                                            Advisor Class
                                                                                         -------------------
                                                                                           Year Ended May 31,
                                                                                         -------------------
                                                                                          1998        19972
                                                                                         -------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................................          $2.90       $2.90
                                                                                         -------------------
Income from investment operations:
 Net investment income ..........................................................            .27         .12
 Net realized and unrealized gains (losses) .....................................            .08        (.01)
                                                                                         -------------------
Total from investment operations ................................................            .35         .11
                                                                                         -------------------
Less distributions from net investment income ...................................           (.27)       (.11)
                                                                                         -------------------
Net asset value, end of year ....................................................          $2.98       $2.90
                                                                                         ===================
Total return** ..................................................................          12.46%       3.94%

Ratios/supplemental data
Net assets, end of year (000's) .................................................        $28,026      $6,224
Ratios to average net assets:
 Expenses .......................................................................            .58%        .61%*
 Net investment income ..........................................................           9.17%       9.25%*
Portfolio turnover rate .........................................................          29.69%      20.01%


*Annualized.
**Total return is not annualized.
2For the period January 2, 1997 (effective date) to May 31, 1997.

                                        See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Statement of Investments, May 31, 1998
                                                                                                  SHARES          VALUE
a   Common Stocks 1.1%

a   Advantica Restaurant Group, Inc.............................................                 612,439        $ 6,315,777
a   Darling International, Inc..................................................                 504,447          3,657,241
a   Fred Meyer, Inc.............................................................                  94,870          4,079,410
a   Freeport-McMoRan Sulphur, Inc...............................................                  41,500            575,813
a   Penn Traffic Co. ...........................................................                  39,757            161,513
 RJR Nabisco Holdings Corp. ....................................................                 510,000         14,375,625
a   Specialty Food Corp., 144A..................................................                  97,500                683
a   Sullivan Broadcast Holdings.................................................                 262,400          8,396,800
a   Thermadyne Holdings Corp....................................................                  38,615          1,699,060
a   Walter Industries, Inc., Class A............................................                 189,505          3,624,283
                                                                                                              -------------
 Total Common Stocks (Cost $41,567,304).........................................                                 42,886,205
                                                                                                              -------------
 Rights/Warrants .1%
a   Foodmaker, Inc..............................................................                   8,030            384,115
a   Gaylord Container Corp. ....................................................                 232,762          1,891,191
a   Grand Union Co., Series 1...................................................                  16,789                 67
a   Grand Union Co., Series 2...................................................                  33,578                134
a   Gulf States Steel...........................................................                  27,800            147,340
a   International Wireless Communication Holding................................                  36,400            163,800
a   Kendall International, Inc., rights.........................................                   5,896          1,599,875
a   Loral Orion Network Systems.................................................                  35,300            424,804
a   Nextel Communications, Inc..................................................                  27,250             35,153
a   Nextel International, Inc...................................................                  28,500            142,500
a   Occidente y Caribe Celular, 144A............................................                 152,660          1,526,600
a   Wireless One, Inc...........................................................                  35,000                175
                                                                                                              -------------
 Total Rights/Warrants (Cost $2,799,736)........................................                                  6,315,754
                                                                                                              -------------
 Preferred Stocks 4.4%
 Asia Pulp & Paper Co., Ltd., 12.00%, pfd.......................................              24,700,000         18,092,750
 California Federal Bank, 11.50%, pfd...........................................                 199,000         22,101,438
d   CMS Energy Corp., 7.75%, cvt. pfd...........................................                 530,000         32,065,000
 CSC Holdings, Inc., Series M, PIK, 11.125%, 4/01/03 ...........................                 226,092         26,170,185
 Fresenius Medical Care AG, 9.00%, pfd..........................................                  13,100         13,558,500
 Sinclair Capital, 11.625%, pfd.................................................                 147,000         16,330,230
 Time Warner, Inc., 10.25%, pfd.................................................                  27,721         31,601,940
                                                                                                              -------------
 Total Preferred Stocks (Cost $144,811,811).....................................                                159,920,043
                                                                                                              -------------
 Partership Units .1%
 Phosphate Resource Partners L.P. (Cost $3,752,427) ............................                 415,000          2,671,563
                                                                                                              -------------


                                                                                PRINCIPAL
                                                                                 AMOUNT*
 Bonds 91.6%
 Automotive 1.6%
 Advanced Accessory, senior sub. notes, 144A, 9.75%, 10/01/07 ..................             $ 8,000,000          8,060,000
 Cambridge Industries, Inc., senior sub. notes, 10.25%, 7/15/07 ................               5,800,000          6,032,000
 Automotive (cont.)
 Collins & Aikman Products, senior sub. notes, 11.50%, 4/15/06 .................             $ 9,500,000       $ 10,687,500
c   Harvard Industries, Inc., senior notes, 12.00%, 7/15/04 ....................              19,050,000          8,143,875
c   Harvard Industries, Inc., senior notes, 11.125%, 8/01/05 ...................               9,900,000          4,232,250
 Talon Automotive Group, senior sub. notes, 144A, 9.625%, 5/01/08 ..............              20,850,000         20,954,250
                                                                                                              -------------
                                                                                                                 58,109,875
                                                                                                              -------------
 Broadcasting 5.9%
 Benedek Broadcasting, senior notes, 11.875%, 3/01/05 ..........................               7,000,000          7,848,750
 Benedek Communications, senior disc. notes
zero coupon to 5/15/01, 13.25% thereafter, 5/15/06 .............................              24,500,000         19,232,500
 Chancellor Media Corp., senior sub. notes, 8.75%, 6/15/07 .....................              32,000,000         33,120,000
 Chancellor Media Corp., senior sub. notes, 144A, 8.125%, 12/15/07 .............               6,000,000          6,030,000
 EZ Communications, Inc., senior sub. notes, 9.75%, 12/01/05 ...................              17,500,000         19,381,250
 Granite Broadcasting Corp., senior sub. notes, Series A, 10.375%, 5/15/05 .....               7,100,000          7,490,500
 Jacor Communications Co., senior sub. notes, 9.75%, 12/15/06 ..................               6,400,000          6,928,000
 LIN Holdings Corp., senior disc. notes, 144A,
zero coupon to 3/01/03, 10.00% thereafter, 3/01/08 .............................              21,000,000         13,545,000
 LIN Television Corp., senior sub. notes, 144A, 8.375%, 3/01/08 ................              19,000,000         19,047,500
 SFX Broadcasting, Inc., senior sub. notes, 10.75%, 5/15/06 ....................              34,200,000         37,962,000
 Sinclair Broadcasting Group, senior sub. notes, 10.00%, 9/30/05 ...............              14,400,000         15,408,000
 Sullivan Broadcast Holdings, senior deb., 13.25%, 12/15/06 ....................              16,400,000         21,361,000
 Turner Broadcasting Systems, Inc., senior deb., 8.40%, 2/01/24 ................               9,500,000         10,072,033
                                                                                                              -------------
                                                                                                                217,426,533
                                                                                                              -------------
 Cable Television 5.0%
 Comcast Cellular Holdings, senior notes, Series B, 9.50%, 5/01/07 .............              25,600,000         26,560,000
 Comcast Corp., senior sub. deb., 9.50%, 1/15/08 ...............................              15,000,000         15,918,750
 CSC Holdings, Inc., senior sub. deb., 10.50%, 5/15/16 .........................              20,000,000         23,300,000
 CSC Holdings, Inc., senior sub. deb., 9.875%, 4/01/23 .........................               5,000,000          5,512,500
 Diamond Cable Communications Plc., senior disc. notes, zero coupon to 12/15/99,
  11.75% thereafter, 12/15/05 ..................................................              18,850,000         15,174,250
 Diamond Cable Communications Plc., senior disc. notes,
 zero coupon to 2/15/02, 10.75% thereafter, 2/15/07 ............................               7,850,000          5,573,500
 Diamond Holdings Plc., senior notes, 144A, 9.125%, 2/01/08 ....................              10,600,000         10,865,000
 Helicon Group L.P. Corp., S.F., senior secured notes, 9.00%
 coupon to 11/01/96, 11.00% thereafter, 11/01/03 ...............................              10,000,000         10,800,000
 NTL, Inc., senior notes, 144A, zero coupon to 4/01/03, 9.75% thereafter, 4/01/08             50,000,000         32,375,000
 Rogers Cablesystems, Inc., senior secured deb., 10.125%, 9/01/12 ..............               5,000,000          5,362,500
 Scott Cable Communications, Inc., junior sub. notes, PIK, 15.00%, 3/18/02 .....               6,930,000          8,142,750
 Scott Cable Communications, Inc., junior sub. notes, PIK, 16.00%, 7/18/02 .....                 882,836            397,276
 Telewest Plc., senior deb., zero coupon to 10/01/00, 11.00% thereafter, 10/01/07             24,500,000         19,783,750
 Wireless One Inc., senior disc. notes,
 zero coupon to 8/01/01, 13.50% thereafter, 8/01/06 ............................              13,800,000          1,242,000
                                                                                                              -------------
                                                                                                                181,007,276
                                                                                                              -------------
 Chemicals 1.4%
 Climachem, Inc., senior notes, 144A, 10.75%, 12/01/07 .........................               7,500,000          7,837,500
 Huntsman Corp., senior sub. notes, 144A, 9.50%, 7/01/07 .......................              27,500,000         27,740,625
 Terra Industries, Inc., senior notes, Series B, 10.50%, 6/15/05 ...............              15,000,000         16,275,000
                                                                                                              -------------
                                                                                                                 51,853,125
                                                                                                              -------------

 Consumer Products 2.1%
 Revlon Consumer Products Corp., senior sub. notes, 144A, 8.625%, 2/01/08 ......             $42,000,000       $ 42,105,000
 RJR Nabisco, Inc., senior notes, 9.25%, 8/15/13 ...............................              20,000,000         21,575,540
 Sealy Mattress Co., senior disc. notes, 144A, zero coupon to
 12/15/02, 10.875% thereafter, 12/15/07 ........................................              10,200,000          6,630,000
 Sealy Mattress Co., senior sub. notes, 144A, 9.875%, 12/15/07 .................               6,800,000          7,038,000
                                                                                                              -------------
                                                                                                                 77,348,540
                                                                                                              -------------
 Containers/Packaging 3.0%
 Anchor Glass, first mortgage, 11.25%, 4/01/05 .................................              23,700,000         26,188,500
 Anchor Glass, senior notes, 144A, 9.875%, 3/15/08 .............................              17,300,000         17,797,375
 Container Corp. of America, senior notes, Series A, 9.75%, 4/01/03 ............              12,000,000         12,930,000
 Container Corp. of America, senior notes, Series A, 11.25%, 5/01/04 ...........               9,000,000          9,810,000
 Four M Corp., senior notes, Series B, 12.00%, 6/01/06 .........................              23,700,000         25,359,000
 Graham Packaging/GPC., senior disc. notes, 144A, 10.75%, 1/15/09 ..............               6,600,000          6,567,000
 Graham Packaging/GPC., senior sub. notes, 144A, 8.75%, 1/15/08 ................               5,600,000          3,528,000
 Radnor Holdings, senior notes, 10.00%, 12/01/03 ...............................               6,250,000          6,515,625
                                                                                                              -------------
                                                                                                                108,695,500
                                                                                                              -------------
 Energy 4.5%
 Abraxas Petroleum Corp., senior notes, Series D, 11.50%, 11/01/04 .............              37,100,000         38,955,000
 Bellwether Exploration, senior sub. notes, 10.875%, 4/01/07 ...................               5,000,000          5,262,500
 Chesapeake Energy Corp., senior notes, 144A, 9.625%, 5/01/05 ..................               7,000,000          7,000,000
 Clark R&M, Inc., senior sub. notes, 8.875%, 11/15/07 ..........................               9,000,000          9,056,250
 Clark USA, Inc., senior notes, 10.875%, 12/01/05 ..............................              22,000,000         24,090,000
 Dailey International, Inc., senior notes Series B, 9.50%, 2/15/08 .............              10,800,000         10,800,000
 Forcenergy, Inc., senior sub. notes, 9.50%, 11/01/06 ..........................               9,400,000          9,552,750
 Mesa Operating Co., senior sub. notes, zero
coupon to 7/01/01, 11.625% thereafter, 7/01/06 .................................               4,300,000          3,569,000
 Nuevo Energy Co., senior sub. notes, 144A, 9.50%, 4/15/06 .....................               8,600,000          8,987,000
 Pride Petroleum Services, Inc., senior notes, 9.375%, 5/01/07 .................               6,600,000          7,062,000
 Rutherford-Moran Oil, senior sub. notes, 10.75%, 10/01/04 .....................               4,500,000          4,837,500
 Ultrapetrol (Bahamas) Ltd., first mortgage, 144A, 10.50%, 4/01/08 .............              34,000,000         33,830,000
                                                                                                              -------------
                                                                                                                163,002,000
                                                                                                              -------------
 Financial Services .1%
 Homeside Finance, Inc., senior notes, 11.25%, 5/15/03 .........................               4,300,000          5,133,125
                                                                                                              -------------
 Food/Beverages 2.2%
 Curtice-Burns Foods, Inc., senior sub. notes, 12.25%, 2/01/05 .................               3,100,000          3,410,000
 Delta Beverage Group, senior notes, 9.75%, 12/15/03 ...........................               2,800,000          2,926,000
 International Home Foods, senior sub. notes, 10.375%, 11/01/06 ................              11,200,000         12,264,000
 Beatrice Foods, sub. notes, 1.00%, 11/19/26 ...................................               4,567,000            753,555
 Purina Mills, Inc., senior sub. notes, 144A, 9.00%, 3/15/10 ...................              18,000,000         18,450,000
 RC/Arbys Corp., senior secured notes, 9.75%, 8/01/00 ..........................              14,000,000         14,280,000
 Specialty Foods Corp., senior notes, 144A, Series B, 10.25%, 8/15/01 ..........              19,000,000         18,810,000
 Texas Bottling Group, Inc., senior sub. notes, 9.00%, 11/15/03 ................               8,650,000          9,147,375
                                                                                                              -------------
                                                                                                                 80,040,930
                                                                                                              -------------

 Food Retailing 1.4%
c   Bruno's, Inc., senior sub. notes, 10.50%, 8/01/05 ..........................            $ 12,500,000        $ 2,437,500
 Pathmark Stores, Inc., senior sub. notes, 9.625%, 5/01/03 .....................              14,000,000         14,315,000
 Penn Traffic Co., senior notes, 8.625%, 12/15/03 ..............................               5,000,000          3,975,000
 Penn Traffic Co., senior notes, 10.375%, 10/01/04 .............................              10,000,000          8,250,000
 Pueblo Xtra International, senior notes, 9.50%, 8/01/03 .......................               9,500,000          9,428,750
 Pueblo Xtra International, senior notes, Series C, 9.50%, 8/01/03 .............               5,000,000          4,950,000
 Shoppers Food Warehouse, senior notes, 9.75%, 6/15/04 .........................               7,375,000          8,186,250
                                                                                                              -------------
                                                                                                                 51,542,500
                                                                                                              -------------
 Gaming/Leisure 3.0%
 AMF Bowling Worldwide, Inc., senior disc. notes,
Series B, zero coupon to 3/15/01, 12.25% thereafter, 3/15/06 ...................               9,951,000          8,060,310
 Aztar Corp., senior sub. notes, 13.75%, 10/01/04 ..............................              19,900,000         22,785,500
 Players International, Inc., senior notes, 10.875%, 4/15/05 ...................               4,750,000          5,165,625
 Premier Parks, Inc., senior disc. notes, zero coupon to 4/01/03,
 10.00% thereafter, 4/01/08 ....................................................               8,000,000          5,140,000
 Premier Parks, Inc., senior notes, 9.25%, 4/01/06 .............................               8,000,000          8,140,000
 Regal Cinemas Inc., senior sub. notes, 144A, 9.50%, 6/01/08 ...................              39,500,000         39,549,375
 Showboat, Inc., senior sub. notes, 13.00%, 8/01/09 ............................              18,000,000         21,690,000
                                                                                                              -------------
                                                                                                                110,530,810
                                                                                                              -------------
 Government 1.0%
 Argentina Government, senior notes, 9.75%, 9/19/27 ............................              20,000,000         18,562,500
 ESCOM, E168, utility deb., 11.00%, 6/01/08 (South Africa) .....................             108,800,000   ZAR   17,573,437
                                                                                                              -------------
                                                                                                                 36,135,937
                                                                                                              -------------
 Healthcare 5.0%
 Abbey Healthcare Group, Inc., senior sub. notes, 9.50%, 11/01/02 ..............              14,830,000         14,607,550
 Conmed Corp., senior sub. notes, 144A, 9.00%, 3/15/08 .........................              15,000,000         14,962,500
 Everest Healthcare Services, senior sub. notes, 144A, 9.75%, 5/01/08 ..........              18,000,000         18,360,000
 Fresenius Medical Care AG, trust pfd. securities, 144A, 7.875%, 2/01/08 .......              24,000,000         23,520,000
 Magellan Health Services, Inc., senior sub. notes, 144A, 9.00%, 2/15/08 .......              20,000,000         19,850,000
 Pharmerica, Inc., senior sub. notes, 144A, 8.375%, 4/01/08 ....................               8,400,000          8,400,000
 Sun Healthcare Group, Inc., senior sub. notes, 144A, 9.375%, 5/01/08 ..........              30,000,000         30,150,000
 Tenet Healthcare Corp., senior notes, 8.625%, 12/01/03 ........................               4,000,000          4,269,860
 Tenet Healthcare Corp., senior sub. notes, 8.625%, 1/15/07 ....................              17,800,000         18,356,250
 Vencor, Inc., senior sub. notes, 144A, 9.875%, 5/01/05 ........................              29,000,000         29,217,500
                                                                                                              -------------
                                                                                                                181,693,660
                                                                                                              -------------
 Industrial 7.4%
 Airxcel Inc., senior sub. notes, 11.00%, 11/15/07 .............................              13,500,000         14,343,750
 Allied Waste Industries, Inc., senior disc. notes, zero
 coupon to 6/01/02, 11.30% thereafter, 6/01/07 .................................              32,000,000         23,520,000
 Allied Waste North America, Inc., senior sub. notes, 10.25%, 12/01/06 .........              17,200,000         18,963,000
 Falcon Building Products, Inc., senior sub. notes, Series B, 9.50%, 6/15/07 ...               4,500,000          4,635,000
 Falcon Building Products, Inc., senior sub. disc. notes,
Series B, zero coupon to 6/15/02,
  10.50% thereafter, 6/15/07 ...................................................               7,250,000          4,911,875
 Goss Graphic Systems, Inc., senior sub. notes, 12.00%, 10/15/06 ...............              15,150,000         16,172,625
 International Comfort Products, senior notes, 144A, 8.625%, 5/15/08 ...........              34,500,000         34,068,750
 Intertek Finance, Plc, senior sub. notes, Series B, 10.25%, 11/01/06 ..........               9,400,000         10,011,000
 Industrial (cont.)
 LES, Inc., senior sub. notes, 144A, 9.25%, 6/01/08 ............................             $32,000,000       $ 32,560,000
 Neenah Corp., senior sub. notes, 11.125%, 5/01/07 .............................               6,100,000          6,740,500
 Newport News Shipbuilding, senior notes, 8.625%, 12/01/06 .....................               2,600,000          2,743,000
 Newport News Shipbuilding, senior sub. notes, 9.25%, 12/01/06 .................               5,100,000          5,431,500
 Nortek, Inc., senior notes, Series B, 9.125%, 9/01/07 .........................              19,200,000         19,632,000
 Oshkosk Truck Corp., senior sub. notes, 144A, 8.75%, 3/01/08 ..................              13,200,000         13,398,000
 Terex Corp., senior sub. notes, 144A, 8.875%, 4/01/08 .........................              21,500,000         21,123,750
 Thermadyne Industries, Inc., sub. notes, 10.75%, 11/01/03 .....................              19,781,000         21,388,206
 Universal Compression, Inc., senior disc. notes, 144A,
zero coupon to 2/15/03, 9.875% thereafter, 2/15/08 .............................              31,800,000         20,511,000
                                                                                                              -------------
                                                                                                                270,153,956
                                                                                                              -------------
 Information Systems/Technology 1.5%
 Amphenol Corp., senior sub. notes, 9.875%, 5/15/07 ............................               5,000,000          5,350,000
 Celestica International, Inc., senior sub. notes, 10.50%, 12/31/06 ............               7,300,000          8,030,000
 Hadco Corp., senior sub. notes, 144A, 9.50%, 6/15/08 ..........................              25,000,000         25,250,000
 Iron Mountain, Inc., senior sub. notes, 8.75%, 9/30/09 ........................              16,650,000         16,899,750
                                                                                                              -------------
                                                                                                                 55,529,750
                                                                                                              -------------
 Lodging 2.5%
 HMH Properties, Inc., senior notes, 9.50%, 5/15/05 ............................              20,000,000         21,700,000
 HMH Properties, Inc., Series B, senior notes, 8.875%, 7/15/07 .................               8,250,000          9,209,063
 John Q. Hammons Hotels, Inc., first mortgage, 8.875%, 2/15/04 .................              20,000,000         20,275,000
 John Q. Hammons Hotels, Inc., first mortgage, 9.75%, 10/01/05 .................               4,500,000          4,792,500
 Prime Hospitality, senior sub. notes, Series B, 9.75%, 4/01/07 ................              23,200,000         24,447,000
 Red Roof Inns, Inc., senior notes, 9.625%, 12/15/03 ...........................              10,000,000         10,300,000
                                                                                                              -------------
                                                                                                                 90,723,563
                                                                                                              -------------
 Media 6.3%
 American Media Operation, senior sub. notes, 11.625%, 11/15/04 ................               8,700,000          9,396,000
 Ascent Entertainment Group, senior disc. notes,
zero coupon to 12/15/02, 11.875% thereafter, 12/15/04 ..........................              19,500,000         12,675,000
 Big Flower Press Holding, senior sub. notes, 8.875%, 7/01/07 ..................              12,100,000         12,523,500
 Century Communications Corp., senior disc. notes,
 Series B, zero coupon, 1/15/08 ................................................              39,800,000         17,711,000
 Fox Family Worldwide, Inc., senior disc. notes,
zero coupon to 11/01/02, 10.25% thereafter, 11/01/07 ...........................              19,350,000         12,190,500
 Fox Family Worldwide, Inc., senior notes, 9.25%, 11/01/07 .....................              10,000,000          9,787,500
 Fox/Liberty Networks, L.L.C., senior disc. notes,
zero coupon to 8/15/02, 9.75% thereafter, 8/15/07 ..............................              22,650,000         15,288,750
 Fox/Liberty Networks, L.L.C., senior notes, 8.875%, 8/15/07 ...................              15,000,000         15,112,500
 Hollinger International, Inc., senior sub. notes, 9.25%, 2/01/06 ..............               6,400,000          6,688,000
 Hollinger International, Inc., senior sub. notes, 9.25%, 3/15/07 ..............              12,800,000         13,472,000
 Lamar Advertising Co., senior sub. notes, 9.625%, 12/01/06 ....................              20,000,000         21,500,000
 Outdoor Systems, Inc., senior sub. notes, 8.875%, 6/15/07 .....................              34,750,000         36,226,875
 Six Flags Theme Parks, senior sub. notes,
zero coupon to 6/15/98, 12.25% thereafter, 6/15/05 .............................              22,000,000         24,915,000
 United Artists Theatre, senior sub. notes, 144A, 9.75%, 4/15/08 ...............              24,000,000         24,120,000
                                                                                                              -------------
                                                                                                                231,606,625
                                                                                                              -------------
 Metals/Mining 4.8%
 AK Steel Corp., senior notes, 10.75%, 4/01/04 .................................              20,000,000         21,400,000
 AK Steel Corp., senior notes, 9.125%, 12/15/06 ................................              13,400,000         14,187,250
 Metals/Mining (cont.)
 Algoma Steel, Inc., first mortgage, 12.375%, 7/15/05 ..........................             $ 8,000,000        $ 9,260,000
 Armco, Inc., senior notes, 9.00%, 9/15/07 .....................................               5,200,000          5,343,000
 Envirosource, Inc., senior notes, 9.75%, 6/15/03 ..............................              17,000,000         17,212,500
 Envirosource, Inc., senior notes, 9.75%, 6/15/03 ..............................               9,000,000          9,112,500
 Keystone Consolidated Inds., senior notes, 9.625%, 8/01/07 ....................               7,000,000          7,192,500
 LTV Corp., senior notes, 8.20%, 9/15/07 .......................................              34,500,000         34,413,750
 P & L Coal Holdings Corp., senior notes, 144A, 8.875%, 5/15/08 ................               7,000,000          7,201,250
 P & L Coal Holdings Corp., senior sub. notes, 144A, 9.625%, 5/15/08 ...........              33,000,000         33,948,750
 Sheffield Steel Corp., first mortgage, 11.50%, 12/01/05 .......................              16,000,000         16,560,000
                                                                                                              -------------
                                                                                                                175,831,500
                                                                                                              -------------
 Paper/Forest Products 3.3%
 Bear Island L.L.C./Finance, senior notes, 10.00%, 12/01/07 ....................              11,700,000         12,109,500
 Doman Industries Ltd., senior notes, 9.25%, 11/15/07 ..........................               6,800,000          6,876,500
 Fort Howard Corp., S.F., pass through trust, 11.00%, 1/2/02....................               7,162,720          7,377,602
 Pindo Deli Fin, senior notes, 11.75%, 10/01/17 ................................              30,900,000         21,012,000
 Repap New Brunswick, FRN, senior notes, first priority, 9.125%, 7/15/00 .......               8,000,000          8,060,000
 Repap New Brunswick, senior notes, first priority, 9.875%, 7/15/00 ............              10,000,000         10,550,000
e   Repap New Brunswick, senior notes, first priority, 144A, 9.00%, 6/01/04 ....              13,600,000         13,753,000
 S.D. Warren Co., senior sub. notes, Series B, 12.00%, 12/15/04 ................              11,300,000         12,599,500
 Tembec Finance Corp., senior notes, 9.875%, 9/30/05 ...........................              20,000,000         21,200,000
 Tjiwi Kimia Finance Mauritius, senior notes, 10.00%, 8/01/04 ..................              11,000,000          7,947,500
                                                                                                              -------------
                                                                                                                121,485,602
                                                                                                              -------------
 Restaurants 1.8%
 Advantica Restaurant Group, senior notes, 11.25%, 1/15/08 .....................              13,896,030         14,816,642
 Ameriserv Food Dist., Inc., senior sub. notes, 8.875%, 10/15/06 ...............              11,350,000         11,463,500
 Ameriserv Food Dist., Inc., senior sub. notes, 10.125%, 7/15/07 ...............              21,500,000         22,467,500
 Family Restaurants, Inc., senior notes, 9.75%, 2/01/02 ........................              10,850,000          8,680,000
 Foodmaker, Inc., senior sub. notes, 9.75%, 6/01/02 ............................               8,400,000          8,652,000
                                                                                                              -------------
                                                                                                                 66,079,642
                                                                                                              -------------
 Retail 1.2%
 Fleming Companies, Inc., senior sub. notes, 10.50%, 12/01/04 ..................              15,000,000         15,656,250
 Fleming Companies, Inc., senior sub. notes, 10.625%, 7/31/07 ..................              14,000,000         14,682,500
 Specialty Retailers, Inc., senior notes, 8.50%, 7/15/05 .......................               7,250,000          7,503,750
 Specialty Retailers, Inc., senior sub. notes, 9.00%, 7/15/07 ..................               5,000,000          5,200,000
                                                                                                              -------------
                                                                                                                 43,042,500
                                                                                                              -------------
 Telecommunication 8.8%
 Flag Limited, senior notes, 144A, 8.25%, 1/30/08 ..............................               6,600,000          6,732,000
 Focal Communications Corp., senior disc. notes, 144A,
 zero coupon to 2/15/03, 12.125% thereafter, 2/15/08 ...........................              29,000,000         17,545,000
 Global Crossing Holding Ltd., senior notes, 144A, 9.625%, 5/15/08 .............              28,000,000         28,910,000
 IntelCom Group, Inc., senior disc. notes, zero coupon to 5/01/01,
 12.50% thereafter, 5/01/06 ....................................................              32,500,000         26,000,000
 Intermedia Communications, senior disc. notes, Series B,
 zero coupon to 7/15/02, 11.25% thereafter, 7/15/07 ............................              37,500,000         27,562,500
 IXC Communications, Inc., senior sub. notes, 144A, 9.00%, 4/15/08 .............              15,900,000         15,880,125
 Level 3 Communications, senior notes, 144A, 9.125%, 5/01/08 ...................              35,000,000         34,300,000
 Telecommunication (cont.)
 Netia Holdings B.V., senior notes, 144A, 10.25%, 5/01/07 (Poland) .............             $ 9,000,000        $ 9,011,250
 Netia Holdings B.V., senior disc. notes, 144A, zero coupon to
 11/01/01, 11.25% thereafter, 11/01/07 (Poland).................................              15,000,000         10,425,000
 Nextlink Communications, Inc., senior disc. notes, 144A,
 zero coupon to 4/15/03, 9.45% thereafter, 4/15/08 .............................              17,000,000         10,455,000
 Nextlink Communications, Inc., senior notes, 9.625%, 10/01/07 .................              17,350,000         17,783,750
 Nextlink Communications, Inc., senior notes, 144A, 9.00%, 3/15/08 .............              18,150,000         18,240,750
 Poland Telecom Finance, units, 144A, 14.00%, 12/01/07 .........................              30,000,000         33,900,000
 RSL Communications Plc., senior disc. notes, 144A,
 zero coupon to 3/01/03, 10.125% thereafter, 3/01/08 ...........................              44,500,000         27,145,000
 Telecommunication Techniques Co., senior sub. notes, 9.75%, 5/15/08 ...........              24,000,000         24,300,000
 WorldCom, Inc., senior notes, 8.875%, 1/15/06 .................................              12,544,000         13,641,596
                                                                                                              -------------
                                                                                                                321,831,971
                                                                                                              -------------
 Textiles/Apparel 1.1%
 Hartmarx Corp., senior sub. notes, 10.875%, 1/15/02 ...........................              15,000,000         15,675,000
 Polysindo International Finance, secured notes, 9.375%, 7/30/07 ...............              27,750,000         12,834,375
 WestPoint Stevens, Inc., senior sub. deb., 9.375%, 12/15/05 ...................              10,000,000         10,650,000
                                                                                                              -------------
                                                                                                                 39,159,375
                                                                                                              -------------
 Transportation 3.8%
 Delta Air Lines, Inc., S.F., pass-through equipment trust, 10.06%, 1/2/16......               9,000,000         11,473,938
 Delta Air Lines, Inc., S.F., pass-through equipment trust, 10.50%, 4/30/16 ....              15,000,000         20,013,450
 Gearbulk Holding, Ltd., senior notes, 11.25%, 12/01/04 ........................              19,000,000         20,805,000
 GS Superhighway Holdings, senior notes, 10.25%, 8/15/07 .......................              35,000,000         28,000,000
 L-3 Communications Corp., senior sub. notes, 144A, 10.375%, 5/01/07 ...........               5,400,000          5,994,000
 Sea Containers Ltd., senior notes, 10.50%, 7/01/03 ............................              25,000,000         26,875,000
 United Airlines, S.F., pass-through equipment trust, Series B-2, 9.06%, 9/26/14              20,422,000         24,190,392
                                                                                                              -------------
                                                                                                                137,351,780
                                                                                                              -------------
 Utilities 2.0%
 AES China Generating Co., notes, 10.125%, 12/15/06 ............................               4,400,000          4,026,000
 AES Corp., senior sub. notes, 8.50%, 11/01/07 .................................               7,500,000          7,575,000
 California Energy, senior notes, 10.25%, 1/15/04 ..............................              17,500,000         18,878,125
 El Paso Electric Co., first mortgage, 9.40%, 5/01/11 ..........................              12,900,000         14,770,500
 ESI Tractebel Acquisition Corp., bonds, 144A, 7.99%, 12/30/11 .................               8,000,000          7,960,000
 Midland Funding II, S.F., senior lease obligation, Series A, 11.75%, 7/23/05 ..               4,500,000          5,390,753
 Midland Funding II, S.F., senior lease obligation, Series B, 13.25%, 7/23/06 ..              11,500,000         14,646,619
                                                                                                              -------------
                                                                                                                 73,246,997
                                                                                                              -------------
    Wireless Communication 10.9%
 Arch Communications Group, Inc., senior disc. notes,
 zero coupon to 3/15/01, 10.875% thereafter, 3/15/08 ...........................              33,450,000         18,313,875
 International Wireless Communication, units,
senior disc. notes, zero coupon to 8/15/01,
  14.00% thereafter, 8/15/01 ...................................................              36,400,000         12,376,000
 Iridium L.L.C., senior notes, Series D, 10.875%, 7/15/05 ......................              17,000,000         17,148,750
 McCaw International, Ltd., units, 13.00%, 4/15/07 .............................              28,500,000         18,952,500
 Metrocall, Inc., senior sub. notes, 9.75%, 11/01/07 ...........................              31,000,000         31,620,000
 Microcell Telecommunication, senior disc. notes, Series B,
 zero coupon to 12/01/01, 14.00% thereafter, 6/01/06 ...........................              22,400,000         16,688,000
 Millicom International Cellular, SA, senior disc. notes,
zero coupon to 6/01/00, 13.50% thereafter, 6/01/06 .............................              22,300,000         17,394,000
 Nextel Communications, senior disc. notes,
zero coupon to 2/15/99, 9.75% thereafter, 8/15/04 ..............................              21,500,000         20,801,250
 Wireless Communication (cont.)
 Nextel Communications, senior disc. notes, zero coupon to
 10/31/02, 9.75% thereafter 10/31/07 ...........................................             $35,500,000       $ 23,075,000
 Nextel International, Inc., senior disc. notes, 144A,
 zero coupon to 4/15/08, 12.125% thereafter, 4/15/08 ...........................              20,000,000         12,100,000
 Occidente y Caribe Celular, units, senior disc. notes,
 zero coupon to 3/15/01, 14.00% thereafter, 3/15/04 ............................              38,165,000         29,196,225
 Orion Network Systems, Inc., units, senior disc. notes,
 zero coupon to 1/15/02, 12.50% thereafter, 1/15/07 ............................              35,300,000         27,445,750
 Paging Network, Inc., senior sub. notes, 10.125%, 8/01/07 .....................              17,000,000         17,722,500
 Paging Network, Inc., senior sub. notes, 10.00%, 10/15/08 .....................              14,800,000         15,410,500
 Rogers Cantel Mobile Communications, Inc., senior secured deb., 9.75%, 6/01/16               34,000,000         37,060,000
 Sprint Spectrum L.P., senior disc. notes, zero coupon to
 8/01/01, 12.50% thereafter, 8/15/06 ...........................................              23,200,000         19,952,000
 Sygnet Wireless, Inc., senior notes, 11.50%, 10/01/06 .........................              20,130,000         22,293,975
 Triton Communications, L.L.C., senior disc. notes, 144A,
 zero coupon to 5/01/03, 11.00% thereafter, 5/01/08 ............................              68,250,000         40,011,563
                                                                                                              -------------
                                                                                                                397,561,888
                                                                                                              -------------
 Total Bonds (Cost $3,273,856,411) .............................................                              3,346,124,960
                                                                                                              -------------
b   Repurchase Agreement 2.2%
 Joint Repurchase Agreement, 5.521%, 6/01/98,
  (Maturity Value $81,441,345) (Cost $81,403,891) ..............................              81,403,891         81,403,891
 BancAmerica Robertson Stephens
 Barclays Capital Group, Inc.
 Bear, Stearns & Co., Inc.
 BT Alex Brown, Inc.
 Chase Securities, Inc.
 Donaldson, Lufkin & Jenrette Securities Corp.,
 Dresdner Kleinwort Benson, North America, L.L.C.
 Greenwich Capital Markets, Inc.
 Paribas Corp.
 SBC Warburg Dillion Read, Inc.
 UBS Securities, L.L.C.
 Collateralized by U.S. Treasury Bills and Notes
 Total Investments (Cost $3,548,191,580) 99.5%                                                                3,639,322,416
 Other Assets, less Liabilities .5%                                                                              19,450,141
                                                                                                              -------------
 Net Assets 100.0%                                                                                           $3,658,772,557
                                                                                                              =============

CURRENCY ABBREVIATIONS
ZAR - South African Rand
*Securities traded in U.S. dollars unless otherwise indicated.
aNon-income producing.
bInvestment is through participation in a joint account with other funds managed by the investment advisor. At May 31, 1998, all repurchase agreements had been entered into on May 29, 1998.
cSee Note 6 regarding defaulted securities.
dSee Note 7 regarding restricted securities.
eSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Statements

Statement of Assets and Liabilities
May 31, 1998

Assets:
 Investments in securities, at value (cost $3,548,191,580) ............................... $3,639,322,416
 Cash  ...................................................................................      1,804,608
 Receivables:
  Capital shares sold ....................................................................      9,946,271
  Dividends and interest .................................................................     69,635,539
                                                                                          ---------------
Total assets .............................................................................  3,720,708,834
                                                                                          ---------------
Liabilities:
 Payables:
  Investment securities purchased ........................................................     21,574,948
  Capital shares redeemed ................................................................      2,377,529
  Affiliates .............................................................................     34,926,584
  Shareholders ...........................................................................      2,877,403
 Distributions to shareholders ...........................................................          4,827
 Other liabilities .......................................................................        174,986
                                                                                          ---------------
Total liabilities ........................................................................     61,936,277
                                                                                          ---------------
 Net assets, at value .................................................................... $3,658,772,557
                                                                                          ===============
Net assets consist of:
 Undistributed net investment income .....................................................   $ 19,511,326
 Net unrealized appreciation .............................................................     91,087,688
 Accumulated net realized loss ...........................................................   (287,807,415)
 Capital shares ..........................................................................  3,835,980,958
                                                                                          ---------------
Net assets, at value ..................................................................... $3,658,772,557
                                                                                          ===============
Class I:
 Net asset value per share ($3,236,134,159 / 1,087,173,780 shares outstanding)* ..........          $2.98
                                                                                          ---------------
 Maximum offering price per share ($2.98 / 95.75%)........................................          $3.11
                                                                                          ---------------
Class II:
 Net asset value per share ($394,611,944 / 132,303,347 shares outstanding)* ..............          $2.98
                                                                                          ---------------
 Maximum offering price per share ($2.98  / 99.0%) .......................................          $3.01
                                                                                          ---------------
Advisor Class:
 Net asset value and maximum offering price per share ($28,026,454 / 9,413,021 shares outstanding)  $2.98
                                                                                          ---------------

*Redemption price is equal to net asset value less any applicable contingent deferred sales charges.

                                        See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Statements (continued)

Statement of Operations
for the year ended May 31, 1998

Investment income:
 Dividends ..................................................................  $ 12,223,386
 Interest....................................................................   304,720,732
                                                                             --------------
Total investment income......................................................                 $316,944,118
Expenses:
 Management fees (Note 3)....................................................    15,055,199
 Distribution fees (Note 3)
  Class I....................................................................     3,682,784
  Class II...................................................................     1,711,032
 Transfer agent fees (Note 3)................................................     2,474,138
 Custodian fees..............................................................        57,612
 Reports to shareholders.....................................................       741,450
 Registration and filing fees................................................       337,352
 Professional fees...........................................................        92,313
 Trustees' fees and expenses ................................................        63,348
 Other.......................................................................        61,475
                                                                             --------------
  Total expenses.............................................................                   24,276,703
                                                                                            --------------
Net investment income........................................................                  292,667,415
                                                                                            --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments................................................................    34,300,061
  Foreign currency transactions..............................................       (40,711)
                                                                             --------------
 Net realized gain...........................................................                   34,259,350
                                                                                            --------------
 Net unrealized appreciation (depreciation) on:
  Investments................................................................    33,953,119
  Translation of assets and liabilities denominated in foreign currencies....       (58,850)
                                                                             --------------
 Net unrealized appreciation.................................................                   33,894,269
                                                                                            --------------
Net realized and unrealized gain.............................................                   68,153,619
                                                                                            --------------
Net increase in net assets resulting from operations.........................                 $360,821,034
                                                                                            --------------

                                        See notes to financial statements.

FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Financial Statements (continued)
Statements of Changes in Net Assets
for the years ended May 31, 1998 and 1997

                                                                                          1998              1997
Increase (decrease)in net assets:
 Operations:
  Net investment income .................................................           $ 292,667,415     $ 231,525,511
  Net realized gain from investments and foreign currency transactions ..              34,259,350        12,396,658
  Net unrealized appreciation on investments and translation of assets and liabilities
   denominated in foreign currencies ....................................              33,894,269        86,795,388
                                                                                  ---------------------------------
Net increase in net assets resulting from operations ....................             360,821,034       330,717,557
Distributions to shareholders from:
 Net investment income:
  Class I ...............................................................            (261,354,140)     (221,817,438)
  Class II ..............................................................             (21,055,677)       (7,337,363)
  Advisor Class .........................................................              (1,879,720)         (111,931)
                                                                                  ---------------------------------
 Total distributions to shareholders ....................................            (284,289,537)     (229,266,732)

 Capital share transactions: (Note 2)
  Class I ...............................................................             525,305,713       357,273,624
  Class II ..............................................................             239,186,811       101,480,560
  Advisor Class .........................................................              21,536,823         6,204,815
                                                                                  ---------------------------------
 Total capital share transactions .......................................             786,029,347       464,958,999

Net increase in net assets ..............................................             862,560,844       566,409,824

Net assets:
 Beginning of year ......................................................           2,796,211,713     2,229,801,889
                                                                                  ---------------------------------
 End of year ............................................................          $3,658,772,557    $2,796,211,713
                                                                                  =================================
Undistributed net investment income included in net assets:
 End of year ............................................................            $ 19,511,326      $ 11,174,159
                                                                                  =================================


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin High Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The Trust consists of one Fund, the Franklin AGE High Income Fund (the Fund), which seeks to provide a high level of current income while seeking capital appreciation. The following summarizes the Fund's significant accounting policies.

a. Security Valuation:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation:


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class I, Class II and Advisor Class. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At May 31, 1998, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:



                                                             Year Ended                      Year Ended
                                                            May 31, 1998                    May 31, 1997
                                                  ------------------------------------------------------------
                                                      Shares           Amount          Shares         Amount
                                                  ------------------------------------------------------------
Class I
Shares sold .....................................    398,847,574   $1,185,149,892   293,629,457  $835,438,509
Shares issues in reinvestment of distributions ..     38,784,036      114,687,942    33,179,593    93,767,624
Shares redeemed .................................   (260,590,614)    (774,532,121) (200,712,344) (571,932,509)
                                                  ------------------------------------------------------------
Net increase ....................................    177,040,996    $ 525,305,713   126,096,706  $357,273,624
                                                  ============================================================
Class II
Shares sold .....................................     95,362,735    $ 284,202,607    40,869,751  $116,747,378
Shares issues in reinvestment of distributions ..      4,043,761       12,004,240     1,379,201     3,919,843
Shares redeemed .................................    (19,128,856)     (57,020,036)   (6,744,056)  (19,186,661)
                                                  ------------------------------------------------------------
Net increase ....................................     80,277,640    $ 239,186,811    35,504,896  $101,480,560
                                                  ============================================================
Advisor Class*
Shares sold .....................................     13,161,829     $ 39,058,573     2,709,819   $ 7,822,829
Shares issues in reinvestment of distributions ..        606,914        1,799,737        36,816       105,353
Shares redeemed .................................     (6,500,575)     (19,321,487)     (601,782)   (1,723,367)
                                                  ------------------------------------------------------------
Net increase ....................................      7,268,168     $ 21,536,823     2,144,853   $ 6,204,815
                                                  ============================================================
*Effective date of Advisor Class shares was January 2, 1997.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or trustees of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services) the Fund's investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

     Annualized
      Fee Rate    Month-End Net Assets
        .625%     First $100 million
        .500%     Over $100 million, up to and including $250 million
        .450%     In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Franklin AGE High Income Fund reimburses Distributors up to .15% and .65% per year of its average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the period of $2,129,751 and $62,723, respectively.

The Fund paid transfer agent fees of $2,474,138, of which $2,299,905 was paid to Investor Services.

4. INCOME TAXES

At May 31, 1998, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

      Capital loss carryovers expiring in:

       1999 ............................ $192,912,531
       2000 ............................   63,753,106
       2001 ............................   14,304,993
       2002 ............................   12,243,104
       2003 ............................    4,606,276
                                        -------------
                                         $287,820,010
                                        =============

On May 31, 1998, the Fund had expired capital loss carryovers of $49,128,742 which were reclassified to paid-in-capital.

4. INCOME TAXES (cont.)

At May 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $3,548,191,580 was as follows:

      Unrealized appreciation .......... $210,549,551
      Unrealized depreciation .......... (119,418,715)
                                        -------------
      Net unrealized appreciation ...... $ 91,130,836
                                        =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and foreign currency transactions. Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended May 31, 1998 aggregated $1,859,655,870 and $896,108,109, respectively.


6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 92.72% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At May 31, 1998, the Fund held defaulted securities with a value aggregating $14,813,625 representing .4% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

The Fund has investments in excess of 10% of its total net assets in the Wireless Communication industry. Such concentration may subject the Fund more significantly to economic changes occurring within that industry.

7. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at May 31, 1998 are as follows:



 Face                                                                      Acquisition
Amount     Issuer                                                              Date      Cost      Value
530,000    CMS Energy Corp., 7.75%, cvt. pfd. (.9% of net assets) .......   6/18/97 $26,500,000 $32,065,000


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Independent Auditor's Report
To the Shareholders and Board of Trustees of Franklin High Income Trust:

We have audited the accompanying statement of assets and liabilities of the AGE High Income Fund of the Franklin High Income Trust, including the Fund's statement of investments, as of May 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.



San Francisco, California
June 30, 1998


FRANKLIN HIGH INCOME TRUST
AGE HIGH INCOME FUND
Tax Designation
Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 4.30% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended May 31, 1998.

Franklin AGE High Income Fund
Annual Report
May 31, 1998

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie format the fund composition of the Franklin AGE High Income Fund based on total net assets as of 5/31/98.

Bonds                       91.6%
Equities                     5.7%
Short-Term
Obligatations &
Other Net Assets             2.7%

GRAPHIC MATERIAL (2)

This chart shows the dividend distributions for Franklin AGE High Income Fund's Class I from 6/1/97 to 5/31/98.

June                         2.2 cents
July                         2.2 cents
August                       2.2 cents
September                    2.2 cents
October                      2.2 cents
November                     2.2 cents
December                     2.2 cents
January                      2.2 cents
February                     2.2 cents
March                        2.2 cents
April                        2.2 cents
May                          2.2 cents

Total                       26.4 cents

GRAPHIC MATERIAL (3)

The following line graph compares the performance of the Franklin AGE High Income Fund's Class I shares to that of the CS First Boston High Yield Bond Index based on a $10,000 investment from 6/1/88 to 5/31/98.

TOTAL RETURN COMPARISON
(6/1/88-5/31/98)
*Total return of the AGE Fund includes reinvested dividends and capital gains, as well as the maximum 4.25% sales charge.


             FRANKLIN'S AGE HIGH CS   FIRST BOSTON HIGH
             INCOME FUND - CLASS I    YIELD INDEX

6/1/88     $9,574                    $   10,000
6/30/88    $9,706           2.12%    $   10,212
7/31/88    $9,839           1.14%    $   10,328
8/31/88    $9,798           -0.29%   $   10,298
9/30/88    $9,845           0.91%    $   10,392
10/31/88  $10,013           1.37%    $   10,535
11/30/88  $10,092           0.22%    $   10,558
12/31/88  $10,110           0.63%    $   10,624
1/31/89   $10,314           2.01%    $   10,838
2/28/89   $10,301           0.46%    $   10,888
3/31/89   $10,288           -0.72%   $   10,809
4/30/89   $10,243           -0.24%   $   10,783
5/31/89   $10,295           2.38%    $   11,040
6/30/89   $10,478           1.44%    $   11,199
7/31/89   $10,497           0.22%    $   11,224
8/31/89   $10,484           -0.01%   $   11,222
9/30/89   $10,335           -2.27%   $   10,968
10/31/89   $9,875           -2.50%   $   10,694
11/30/89   $9,793           0.20%    $   10,715
12/31/89   $9,743           -0.45%   $   10,667
1/31/90    $9,408           -3.52%   $   10,291
2/28/90    $9,068           -1.85%   $   10,101
3/31/90    $9,274           2.88%    $   10,392
4/30/90    $9,244           0.42%    $   10,435
5/31/90    $9,515           2.08%    $   10,652
6/30/90    $9,751           3.15%    $   10,988
7/31/90    $9,990           3.23%    $   11,343
8/31/90    $9,374           -4.62%   $   10,819
9/30/90    $8,709           -7.63%   $    9,993
10/31/90   $8,074           -2.51%   $    9,743
11/30/90   $8,246           2.01%    $    9,938
12/31/90   $8,336           0.48%    $    9,986
1/31/91    $8,514           2.74%    $   10,260
2/28/91    $9,462           8.63%    $   11,145
3/31/91   $10,035           6.20%    $   11,836
4/30/91   $10,483           4.15%    $   12,327
5/31/91   $10,554           0.50%    $   12,389
6/30/91   $10,895           2.62%    $   12,714
7/31/91   $11,240           3.38%    $   13,143
8/31/91   $11,544           1.82%    $   13,382
9/30/91   $11,757           2.27%    $   13,686
10/31/91  $12,160           3.31%    $   14,139
11/30/91  $12,235           0.80%    $   14,252
12/31/91  $12,360           0.73%    $   14,356
1/31/92   $12,775           4.07%    $   14,941
2/29/92   $13,048           2.43%    $   15,304
3/31/92   $13,305           1.49%    $   15,532
4/30/92   $13,414           0.08%    $   15,544
5/31/92   $13,624           1.36%    $   15,756
6/30/92   $13,685           0.99%    $   15,912
7/31/92   $13,949           1.54%    $   16,157
8/31/92   $14,164           1.38%    $   16,380
9/30/92   $14,329           0.65%    $   16,486
10/31/92  $14,079           -1.04%   $   16,315
11/30/92  $14,247           1.50%    $   16,559
12/31/92  $14,417           1.13%    $   16,746
1/31/93   $14,748           2.73%    $   17,204
2/28/93   $14,974           1.98%    $   17,544
3/31/93   $15,201           2.11%    $   17,914
4/30/93   $15,322           0.57%    $   18,017
5/31/93   $15,499           1.46%    $   18,280
6/30/93   $15,843           1.81%    $   18,610
7/31/93   $16,022           1.04%    $   18,804
8/31/93   $16,090           0.85%    $   18,964
9/30/93   $16,158           0.57%    $   19,072
10/31/93  $16,627           1.83%    $   19,421
11/30/93  $16,697           1.26%    $   19,666
12/31/93  $16,959           1.26%    $   19,913
1/31/94   $17,322           1.78%    $   20,268
2/28/94   $17,156           0.15%    $   20,298
3/31/94   $16,395           -2.94%   $   19,702
4/30/94   $16,287           -1.34%   $   19,438
5/31/94   $16,360           0.57%    $   19,548
6/30/94   $16,372           -0.67%   $   19,417
7/31/94   $16,446           0.47%    $   19,509
8/31/94   $16,583           0.72%    $   19,649
9/30/94   $16,658           0.40%    $   19,728
10/31/94  $16,734           0.07%    $   19,741
11/30/94  $16,555           -1.16%   $   19,512
12/31/94  $16,697           1.06%    $   19,719
1/31/95   $16,839           1.05%    $   19,926
2/28/95   $17,505           2.46%    $   20,417
3/31/95   $17,650           1.13%    $   20,647
4/30/95   $18,128           2.22%    $   21,106
5/31/95   $18,543           2.82%    $   21,701
6/30/95   $18,691           0.66%    $   21,844
7/31/95   $19,045           1.55%    $   22,183
8/31/95   $19,128           0.28%    $   22,245
9/30/95   $19,280           1.15%    $   22,501
10/31/95  $19,433           1.11%    $   22,750
11/30/95  $19,517           0.47%    $   22,857
12/31/95  $19,814           1.27%    $   23,147
1/31/96   $20,185           1.90%    $   23,587
2/29/96   $20,343           0.53%    $   23,712
3/31/96   $20,213           -0.27%   $   23,648
4/30/96   $20,300           0.54%    $   23,776
5/31/96   $20,536           0.81%    $   23,969
6/30/96   $20,551           0.22%    $   24,021
7/31/96   $20,715           0.90%    $   24,237
8/31/96   $21,107           1.09%    $   24,502
9/30/96   $21,578           1.72%    $   24,923
10/31/96  $21,746           0.84%    $   25,132
11/30/96  $22,224           1.56%    $   25,525
12/31/96  $22,629           1.95%    $   26,022
1/31/97   $22,801           0.73%    $   26,212
2/28/97   $23,212           1.88%    $   26,705
3/31/97   $22,671           -1.12%   $   26,406
4/30/97   $22,928           0.89%    $   26,641
5/31/97   $23,429           2.01%    $   27,176
6/30/97   $23,852           1.36%    $   27,546
7/31/97   $24,524           2.12%    $   28,130
8/31/97   $24,541           0.54%    $   28,282
9/30/97   $24,974           1.98%    $   28,842
10/31/97  $24,823           -0.01%   $   28,839
11/30/97  $25,177           0.71%    $   29,044
12/31/97  $25,364           0.91%    $   29,308
1/31/98   $25,638           1.70%    $   29,806
2/28/98   $25,914           0.78%    $   30,039
3/31/98   $26,193           0.50%    $   30,189
4/30/98   $26,298           0.75%    $   30,415
5/31/98   $26,316     0.07% 0.30%    $   30,507

Total Return 163.16%                      205.07%




GRAPHIC MATERIAL (4)

This chart shows the dividend distributions for Franklin AGE High Income Fund's Class II from 6/1/97 to 5/31/98.

June                         2.06 cents
July                         2.07 cents
August                       2.07 cents
September                    2.07 cents
October                      2.06 cents
November                     2.07 cents
December                     2.07 cents
January                      2.06 cents
February                     2.06 cents
March                        2.06 cents
April                        2.06 cents
May                          2.06 cents

Total                       24.77 cents

GRAPHIC MATERIAL (5)

The following line graph compares the performance of the Franklin AGE High Income Fund's Class II shares to that of the CS First Boston High Yield Bond Index based on a $10,000 investment from 5/16/95 to 5/31/98.

TOTAL RETURN COMPARISON
(5/16/95-5/31/98)

May 1995 Proration 31-16 = 15; 15/31=48.38%,
48.38%*2.82 = 1.36%

               FRANKLIN'S AGE HIGH INCOME     CS FIRST BOSTON
                     FUND - CLASS II          HIGH YIELD INDEX

5/16/95     $9,892                    $                10,000
5/31/95     $9,928              1.36% $                10,136
6/30/95    $10,004              0.66% $                10,203
7/31/95    $10,186              1.55% $                10,361
8/31/95    $10,223              0.28% $                10,390
9/30/95    $10,297              1.15% $                10,510
10/31/95   $10,373              1.11% $                10,626
11/30/95   $10,412              0.47% $                10,676
12/31/95   $10,565              1.27% $                10,812
1/31/96    $10,756              1.90% $                11,017
2/29/96    $10,835              0.53% $                11,076
3/31/96    $10,760             -0.27% $                11,046
4/30/96    $10,840              0.54% $                11,105
5/31/96    $10,927              0.81% $                11,195
6/30/96    $10,930              0.22% $                11,220
7/31/96    $11,052              0.90% $                11,321
8/31/96    $11,215              1.09% $                11,444
9/30/96    $11,500              1.72% $                11,641
10/31/96   $11,584              0.84% $                11,739
11/30/96   $11,792              1.56% $                11,922
12/31/96   $12,001              1.95% $                12,154
1/31/97    $12,087              0.73% $                12,243
2/28/97    $12,340              1.88% $                12,473
3/31/97    $12,006             -1.12% $                12,334
4/30/97    $12,136              0.89% $                12,443
5/31/97    $12,393              2.01% $                12,694
6/30/97    $12,611              1.36% $                12,866
7/31/97    $12,960              2.12% $                13,139
8/31/97    $13,007              0.54% $                13,210
9/30/97    $13,230              1.98% $                13,471
10/31/97   $13,144             -0.01% $                13,470
11/30/97   $13,281              0.71% $                13,566
12/31/97   $13,419              0.91% $                13,689
1/31/98    $13,511              1.70% $                13,922
2/28/98    $13,650              0.78% $                14,030
3/31/98    $13,836              0.50% $                14,101
4/30/98    $13,839              0.75% $                14,206
5/31/98    $13,842          02% 0.30% $                14,249

Total Return   38.42%                                 42.49%



GRAPHIC MATERIAL (6)

This chart shows the dividend distributions for Franklin AGE High Income Fund Advisor Class from 6/1/97 to 5/31/98.

June                         2.23 cents
July                         2.23 cents
August                       2.23 cents
September                    2.23 cents
October                      2.23 cents
November                     2.23 cents
December                     2.23 cents
January                      2.23 cents
February                     2.23 cents
March                        2.23 cents
April                        2.23 cents
May                          2.23 cents

Total                       26.76 cents

GRAPHIC MATERIAL (7)

The following line graph compares the performance of the Franklin AGE High Income Fund's Advisor Class shares to that of the CS First Boston High Yield Bond Index based on a $10,000 investment from 6/1/88 to 5/31/98.

TOTAL RETURN COMPARISON
(6/1/88-5/31/98)
*Total return of the AGE Fund includes
reinvested dividends and capital gains.

              FRANKLIN'S AGE HIGH     CS FIRST
            INCOME FUND - ADVISOR     BOSTON HIGH
                    CLASS             YIELD INDEX

6/1/88     $10,000                   $         10,000
6/30/88    $10,138             2.12% $         10,212
7/31/88    $10,277             1.14% $         10,328
8/31/88    $10,234            -0.29% $         10,298
9/30/88    $10,283             0.91% $         10,392
10/31/88   $10,458             1.37% $         10,535
11/30/88   $10,541             0.22% $         10,558
12/31/88   $10,560             0.63% $         10,624
1/31/89    $10,773             2.01% $         10,838
2/28/89    $10,760             0.46% $         10,888
3/31/89    $10,746            -0.72% $         10,809
4/30/89    $10,699            -0.24% $         10,783
5/31/89    $10,754             2.38% $         11,040
6/30/89    $10,944             1.44% $         11,199
7/31/89    $10,965             0.22% $         11,224
8/31/89    $10,951            -0.01% $         11,222
9/30/89    $10,795            -2.27% $         10,968
10/31/89   $10,315            -2.50% $         10,694
11/30/89   $10,229             0.20% $         10,715
12/31/89   $10,177            -0.45% $         10,667
1/31/90     $9,826            -3.52% $         10,291
2/28/90     $9,472            -1.85% $         10,101
3/31/90     $9,687             2.88% $         10,392
4/30/90     $9,655             0.42% $         10,435
5/31/90     $9,939             2.08% $         10,652
6/30/90    $10,185             3.15% $         10,988
7/31/90    $10,435             3.23% $         11,343
8/31/90     $9,791            -4.62% $         10,819
9/30/90     $9,097            -7.63% $          9,993
10/31/90    $8,433            -2.51% $          9,743
11/30/90    $8,613             2.01% $          9,938
12/31/90    $8,707             0.48% $          9,986
1/31/91     $8,892             2.74% $         10,260
2/28/91     $9,883             8.63% $         11,145
3/31/91    $10,481             6.20% $         11,836
4/30/91    $10,950             4.15% $         12,327
5/31/91    $11,024             0.50% $         12,389
6/30/91    $11,380             2.62% $         12,714
7/31/91    $11,741             3.38% $         13,143
8/31/91    $12,058             1.82% $         13,382
9/30/91    $12,281             2.27% $         13,686
10/31/91   $12,701             3.31% $         14,139
11/30/91   $12,780             0.80% $         14,252
12/31/91   $12,910             0.73% $         14,356
1/31/92    $13,344             4.07% $         14,941
2/29/92    $13,629             2.43% $         15,304
3/31/92    $13,897             1.49% $         15,532
4/30/92    $14,011             0.08% $         15,544
5/31/92    $14,230             1.36% $         15,756
6/30/92    $14,294             0.99% $         15,912
7/31/92    $14,570             1.54% $         16,157
8/31/92    $14,795             1.38% $         16,380
9/30/92    $14,967             0.65% $         16,486
10/31/92   $14,706            -1.04% $         16,315
11/30/92   $14,881             1.50% $         16,559
12/31/92   $15,058             1.13% $         16,746
1/31/93    $15,404             2.73% $         17,204
2/28/93    $15,640             1.98% $         17,544
3/31/93    $15,878             2.11% $         17,914
4/30/93    $16,004             0.57% $         18,017
5/31/93    $16,188             1.46% $         18,280
6/30/93    $16,548             1.81% $         18,610
7/31/93    $16,735             1.04% $         18,804
8/31/93    $16,806             0.85% $         18,964
9/30/93    $16,877             0.57% $         19,072
10/31/93   $17,367             1.83% $         19,421
11/30/93   $17,440             1.26% $         19,666
12/31/93   $17,713             1.26% $         19,913
1/31/94    $18,093             1.78% $         20,268
2/28/94    $17,920             0.15% $         20,298
3/31/94    $17,124            -2.94% $         19,702
4/30/94    $17,012            -1.34% $         19,438
5/31/94    $17,088             0.57% $         19,548
6/30/94    $17,101            -0.67% $         19,417
7/31/94    $17,178             0.47% $         19,509
8/31/94    $17,321             0.72% $         19,649
9/30/94    $17,399             0.40% $         19,728
10/31/94   $17,478             0.07% $         19,741
11/30/94   $17,292            -1.16% $         19,512
12/31/94   $17,440             1.06% $         19,719
1/31/95    $17,589             1.05% $         19,926
2/28/95    $18,284             2.46% $         20,417
3/31/95    $18,435             1.13% $         20,647
4/30/95    $18,934             2.22% $         21,106
5/31/95    $19,368             2.82% $         21,701
6/30/95    $19,523             0.66% $         21,844
7/31/95    $19,893             1.55% $         22,183
8/31/95    $19,979             0.28% $         22,245
9/30/95    $20,138             1.15% $         22,501
10/31/95   $20,298             1.11% $         22,750
11/30/95   $20,386             0.47% $         22,857
12/31/95   $20,696             1.27% $         23,147
1/31/96    $21,083             1.90% $         23,587
2/29/96    $21,248             0.53% $         23,712
3/31/96    $21,113            -0.27% $         23,648
4/30/96    $21,204             0.54% $         23,776
5/31/96    $21,450             0.81% $         23,969
6/30/96    $21,466             0.22% $         24,021
7/31/96    $21,638             0.90% $         24,237
8/31/96    $22,046             1.09% $         24,502
9/30/96    $22,538             1.72% $         24,923
10/31/96   $22,714             0.84% $         25,132
11/30/96   $23,214             1.56% $         25,525
12/31/96   $23,636             1.95% $         26,022
1/31/97    $23,816             0.73% $         26,212
2/28/97    $24,248             1.88% $         26,705
3/31/97    $23,686            -1.12% $         26,406
4/30/97    $23,956             0.89% $         26,641
5/31/97    $24,482             2.01% $         27,176
6/30/97    $24,926             1.36% $         27,546
7/31/97    $25,632             2.12% $         28,130
8/31/97    $25,652             0.54% $         28,282
9/30/97    $26,107             1.98% $         28,842
10/31/97   $26,039            -0.01% $         28,839
11/30/97   $26,324             0.71% $         29,044
12/31/97   $26,522             0.91% $         29,308
1/31/98    $26,811             1.70% $         29,806
2/28/98    $27,103             0.78% $         30,039
3/31/98    $27,397             0.50% $         30,189
4/30/98   $27,510              0.75% $         30,415
5/31/98   $27,531        0.08% 0.30% $         30,507

Total Return 175.31%                         205.07%